UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 19, 2013

Ares Commercial Real Estate Corporation

(Exact name of registrant as specified in its charter)

Maryland	001-35517	45-3148087
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One North Wacker Drive, 48th Floor, Chicago, IL	60606
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (312) 252-7500

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On November 19, 2013, ACRC 2013-FL1 Depositor LLC (the “Depositor”), a wholly owned subsidiary of Ares Commercial Real Estate Corporation (the “Company”) entered into a Pooling and Servicing Agreement, dated as of November 1, 2013 (the “Pooling and Servicing Agreement”), with Wells Fargo Bank, National Association, as master servicer (“Wells Fargo”), Ares Commercial Real Estate Servicer LLC, as special servicer (“Ares Servicer”), U.S. Bank National Association, as trustee, certificate administrator, paying agent and custodian, and Trimont Real Estate Advisors, Inc., as trust advisor, in connection with forming ACRE Commercial Mortgage Trust 2013-FL1 (the “Trust”).  The Pooling and Servicing Agreement governs the issuance of approximately $494 million aggregate principal balance commercial mortgage pass-through certificates (the “Certificates”) in a commercial mortgage-backed securitization effected by the Depositor.

In connection with the securitization, the Depositor contributed to the Trust a pool of 18 adjustable rate participation interests (the “Trust Assets”) in commercial mortgage loans secured by 27 commercial properties, which loans were originated or co-originated by the Company or its subsidiaries. The Certificates represent, in the aggregate, the entire beneficial ownership interest in, and the obligations of, the Trust.

The transfer of the Trust Assets to the Trust is evidenced by a Trust Asset Purchase Agreement (the “Trust Asset Purchase Agreement”) between the Depositor and ACRC Lender LLC (the “Trust Asset Seller”), a wholly owned subsidiary of the Company.  Pursuant to the Trust Asset Purchase Agreement, the Trust Asset Seller made certain representations and warranties with respect to the Trust Assets and assumed certain repurchase obligations in connection with (i) any material breach of such representations and warranties or (ii) certain material defects in the delivery or condition of the Trust Asset files.

In connection with the securitization, the Company offered and sold the following classes of certificates (i) Class A, Class B, Class C and Class D Certificates (collectively, the “Offered Certificates) to third parties pursuant to an offering made privately in transactions exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”).  In addition, a wholly owned subsidiary of the Company retained approximately $99 million of the Certificates.  The Certificates are not registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

The aggregate principal balance of the Offered Certificates is approximately $395 million and the initial weighted average coupon of the Offered Certificates is LIBOR plus 1.89%.  The initial certificate balance, initial credit support, pass-through rate and expected weighted average life of the Offered Certificates are:

Class	Initial Certificate Balance	Initial Credit Support	Pass-Through Rate(1)	Expected Weighted Average Life (Yrs.)(2)

Class A	$227,141,000	54.000%	LIBOR + 1.250%	1.86
Class B	104,929,000	32.750%	LIBOR + 2.100%	2.40
Class C	24,071,000	27.875%	LIBOR + 3.000%	2.42
Class D	38,886,000	20.000%	LIBOR + 4.400%(3)	2.66

(1)         The Offered Certificates bear interest at variable rates.

(2)         The expected weighted average life with respect to each class of Offered Certificates is based on (i) the assumption that there are no prepayments or losses on the Trust Assets, (ii) the assumption that there are no extensions of maturity dates of the Trust Assets and (iii) certain other assumptions made by the Company.

(3)         The pass-through rate on the Class D Certificates may be reduced in certain circumstances based on the net weighted average coupon received on the Trust Assets.

Ares Servicer is a wholly owned subsidiary of Ares Commercial Real Estate Management LLC, the Company’s external manager and an affiliate of the Company.  Wells Fargo provides financing to the Company through one of its secured funding facilities.

The proceeds from the sale of the Offered Certificates, net of expenses, were approximately $390 million. The Company used the net proceeds to repay outstanding amounts under its secured funding facilities and to acquire the A-Notes with respect to certain mortgage loans in which the Company held the related B-Notes.

The foregoing discussion of the Pooling and Servicing Agreement and the Trust Asset Purchase Agreement does not purport to be a complete description of the terms of such agreements and is qualified in its entirety by reference to (i) the Pooling and Servicing Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and (ii) the Trust Asset Purchase Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K, both of which are incorporated herein by reference.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by Item 2.03 contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)                                 Exhibits:

Exhibit Number	Exhibit Description
10.1

Pooling and Servicing Agreement, dated as of November 1, 2013, among ACRC 2013-FL1 Depositor LLC, as depositor, Wells Fargo Bank, National Association, as master servicer, Ares Commercial Real Estate Servicer LLC, as special servicer, U.S. Bank National Association, as trustee, certificate administrator, paying agent and custodian, and Trimont Real Estate Advisors, Inc., as trust advisor.

10.2	Trust Asset Purchase Agreement, dated as of November 19, 2013, between ACRC Lender LLC, as seller, and ACRC 2013-FL1 Depositor LLC, as purchaser.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:       November 25, 2013

ARES COMMERCIAL REAL ESTATE CORPORATION

By:	/s/ Timothy B. Smith
Name:	Timothy B. Smith
Title:	Vice President

Exhibit Index

Exhibit Number	Exhibit Description
10.1

Pooling and Servicing Agreement, dated as of November 1, 2013, among ACRC 2013-FL1 Depositor LLC, as depositor, Wells Fargo Bank, National Association, as master servicer, Ares Commercial Real Estate Servicer LLC, as special servicer, U.S. Bank National Association, as trustee, certificate administrator, paying agent and custodian, and Trimont Real Estate Advisors, Inc., as trust advisor.

10.2	Trust Asset Purchase Agreement, dated as of November 19, 2013, between ACRC Lender LLC, as seller, and ACRC 2013-FL1 Depositor LLC, as purchaser.